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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2003

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)
5775 Peachtree Dunwoody Road, Suite B-200 Atlanta Georgia 30342 (Address of Principal Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press release issued July 22, 2003.

Item 9. Regulation FD Disclosure

        On July 22, 2003, Beazer Homes USA, Inc. (the "Company") reported earnings and results of operations for the quarterly period ended June 30, 2003 and the nine months ended June 30, 2003. A copy of this press release is attached hereto as exhibit 99.1. For additional information, please see the press release. The information in exhibit 99.1 is being provided pursuant to both Item 9 and Item 12 of Form 8-K.

        Limitation on Incorporation by Reference. The information being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
DATE: JULY 22, 2003	BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President and Chief Financial Officer

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SIGNATURES